EXHIBIT 3: MyFavoriteShoe.com, inc. UNAUDITED STATEMENT OF FINANCIAL CONDITION

Accountants' Report

To MyFavoriteShoe.com, Inc.:

We have compiled the accompanying balance sheets of MyFavoriteShoe.com, Inc. as of March 31, 2000 and December 31, 1999, and the related statements of income, stockholders' equity, cash flows for the three months ended March 31, 2000 and for the period from inception (March 4, 1999) to December 31, 1999, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

As discussed in Note B, certain conditions indicate that the company may be unable to continue as a going concern. The accompanying financial statements do not include any adjustments that might be necessary should the company be unable to continue as a going concern.


Tauber & Balser, P.C.
Atlanta, Georgia
August 7, 2000


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

BALANCE SHEET

                            MYFAVORITESHOE.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
                      MARCH 31, 2000 AND DECEMBER 31, 1999
                                   (Unaudited)

                                                             At                  At
                                                          March 31,         December 31,
                                                            2000                1999
                                                      ----------------    ----------------

                                 ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                            $   103,342           $       -
  Inventory                                                402,094              91,219
                                                                             ---------
    TOTAL CURRENT ASSETS                                   505,436              91,219

PROPERTY AND EQUIPMENT, net                                446,409             197,927

OTHER ASSETS
    Lease deposits                                          79,864              71,451
                                                       -----------           ---------

         TOTAL ASSETS                                  $ 1,031,709           $ 360,597
                                                       ===========           =========

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
  Cash overdraft                                       $         -           $   5,022
  Accounts payable and accrued expenses                  1,248,199             565,114
  Loan payable, related party                              124,000                   -
  Deferred sublease revenue                                121,165                   -
                                                       -----------           ---------
      TOTAL CURRENT LIABILITIES                          1,493,364             570,136
                                                       -----------           ---------

STOCKHOLDERS' DEFICIT
  Common stock, $.0000001 par, 500,000,000 shares
    authorized, 12,100,000 and 10,800,000 shares
    issued and outstanding                                       1                   1
  Additional paid-in capital                             1,497,511             755,107
  Deficit accumulated during the development stage      (1,959,167)           (964,647)
                                                       -----------           ---------
      TOTAL STOCKHOLDERS' DEFICIT                         (461,655)           (209,539)
                                                       -----------           ---------

      TOTAL LIABILITIES AND STOCKHOLDERS'
           DEFICIT                                     $ 1,031,709           $ 360,597
                                                       ===========           =========


See accompanying notes to unaudited consolidated financial statements.


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



STATEMENT OF OPERATIONS

                            MYFAVORITESHOE.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF OPERATIONS
              FOR THE THREE MONTHS ENDED MARCH 31, 2000 AND FOR THE
           PERIOD FROM INCEPTION (MARCH 4, 1999) TO DECEMBER 31, 1999
                                   (Unaudited)

                                              March 31,          December 31,
                                                2000                 1999
                                          ----------------     ----------------

REVENUE                                     $    17,706         $          -

COST OF GOODS SOLD                                9,952                    -
                                            -----------         ------------

         Gross margin                             7,754                    -

OPERATING EXPENSES                            1,002,274              964,647
                                            -----------         ------------

NET LOSS                                    $  (994,520)        $   (964,647)
                                            ===========         ============


WEIGHTED AVERAGE COMMON SHARES
     USED IN COMPUTING BASIC AND
     DILUTED LOSS PER SHARE                  12,100,000           10,800,000
                                            ===========         ============

BASIC AND DILUTED LOSS PER
     COMMON SHARE                           $      (.08)        $       (.09)
                                            ===========         ============



See accompanying notes to unaudited consolidated financial statements.


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



STATEMENTS OF STOCKHOLDERS' EQUITY


                            MYFAVORITESHOE.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                       STATEMENTS OF STOCKHOLDERS' EQUITY

                          FOR THE PERIOD FROM INCEPTION (MARCH 4, 1999) TO
                                        DECEMBER 31, 1999 AND
                              FOR THE THREE MONTHS ENDED MARCH 31, 2000
                                             (Unaudited)

                                                                              Deficit
                                                                             Accumulated           Total
                                   Common Stock Issued        Additional     During the       Stockholders'/
                                                                Paid-in      Development         Members'
                                     Shares      Amounts       Capital          Stage        Equity/(Deficit)
                                 -------------  ---------    ----------     -------------    ----------------
Balance, March 4, 1999                     -      $  -       $        -      $         -        $       -
Issuance of common stock, net
     of issuance costs            10,800,000         1          755,107                -          755,107
Net loss                                             -                -         (964,647)        (964,647)
                                  ----------      ----       ----------      -----------        ---------

Balance, December 31, 1999        10,800,000         1          755,107         (964,647)        (209,539)
Issuance of common stock, net
     of issuance costs             1,300,000         -          742,403                -          742,403
Net loss                                   -         -                -        (994,520)         (994,520)
                                  ----------      ----       ----------      -----------        ---------

Balance, March 31, 2000           12,100,000      $  1       $1,497,510      $(1,959,167)       $(461,655)
                                  ==========      ====       ==========      ===========        =========

See accompanying notes to unaudited consolidated financial statements.


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




STATEMENTS OF CASH FLOWS

                            MYFAVORITESHOE.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF CASH FLOWS
              FOR THE THREE MONTHS ENDED MARCH 31, 2000 AND FOR THE
           PERIOD FROM INCEPTION (MARCH 4, 1999) TO DECEMBER 31, 1999
                                   (Unaudited)

                                                   March 31,    December 31,
                                                     2000           1999
                                                 ------------- --------------

CASH FLOWS FORM OPERATING ACTIVITIES:
    Net loss                                      $ (994,520)    $(964,647)
                                                  ----------     ---------
    Adjustments:
       Depreciation                                    5,656        15,264
       Changes:
          Accounts receivable                       (305,410)      (90,108)
          Cash overdraft                                   -        (5,022)
          Other assets                               (13,878)      (72,562)
          Accounts payable and accrued expenses      683,084       565,115
          Deferred revenue                           121,167             -
                                                  ----------     ---------
              Total adjustments                      484,963       397,423
                                                  ----------     ---------
       Net cash used in operating activities        (503,901)     (551,960)
                                                  ----------     ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchase of fixed assets                        (259,160)     (203,148)
                                                  ----------     ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Proceeds from issuance of related party loan     124,000             -
    Proceeds from stockholder contributions, net     742,403       755,108
                                                  ----------     ---------
       Net cash provided by financing activities     866,403       755,108
                                                  ----------     ---------

NET INCREASE IN CASH AND CASH EQUIVALENTS            103,342             -

CASH AND CASH EQUIVALENTS, BEGINNING
    OF PERIOD                                              -             -
                                                  ----------     ---------

CASH AND CASH EQUIVALENTS, END OF PERIOD          $  103,342     $       -
                                                  ==========     =========



See accompanying notes to unaudited consolidated financial statements.


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



NOTES TO UNAUDITED FINANCIAL STATEMENTS


                            MYFAVORITESHOE.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                     NOTES TO UNAUDITED FINANCIAL STATEMENTS
                      MARCH 31, 2000 AND DECEMBER 31, 1999


NOTE A - FORMATION AND ORGANIZATION

MyFavoriteShoe.com, Inc. (the "Company"), a Delaware corporation, was formed March 4, 1999. The Company is a consumer web site offering its customers a wide selection of footwear.

As of March 31, 2000, the Company was still to be considered in the development stage since its activities for the year were primarily developmental in nature, with no significant revenues to date.


NOTE B - CURRENT OPERATIONS AND CAPITALIZATION ISSUES

The Company started Internet operations in February 2000 and product sales have been insignificant. The Company's minimal operating history makes it difficult to predict future operating results. The Company's expense levels are based, in part, on its expectations as to future revenues. If revenue levels are below expectations, or if the Company is unable or unwilling to reduce expenses proportionately, operating results will be adversely affected. There is no assurance that the Company will be profitable. The Company's prospects must be considered in light of the risks, expenses, and difficulties frequently encountered by companies in their early stages of development, particularly companies in new and rapidly evolving e-commerce markets. If the Company is unable to develop and introduce new products or product enhancements in a timely manner or if a new release of its services and products does not achieve market acceptance, the Company's business, operating results, and financial condition will be materially adversely affected.

The Company's success will depend upon management's ability to obtain contracts with customers; establish independent associates; continue product development; respond to competitive developments; create and expand its sales, marketing, and implementation forces; enter into sales agency agreements; and attract, train, and retain management and marketing personnel on a timely basis. The Company's growth will also require the Company to implement financial and management controls and reporting systems and procedures. The failure to do so could have a material adverse effect on the Company's business, operating results, and financial condition.


NOTE C - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

The Company endeavors to adhere to the most conservative generally accepted accounting principles and Security Exchange Commission guidelines as are practicable. As a general rule, the Company believes that Internet companies engaging in transactions that are similar to transactions entered into by traditional companies should follow the already established accounting models for those transactions.

REVENUE RECOGNITION

Product sales over the Internet are equivalent to sales of products at retail stores and are accounted for as sales when the products are delivered. The Company follows the Gross Sales concept versus the commission concept because the Company is the owner of the merchandise sold to customers and not merely an agent for another business.

CASH AND CASH EQUIVALENTS

The Company considers cash on hand, deposits in banks, and short-term investments with original maturities of 90 days or less to be cash equivalents.

INVENTORY

Inventory is stated at the lower of cost (determined on a first-in, first-out basis) or market, and consists of shoes and apparel accessories purchased for resale.


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

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

PROPERTY AND EQUIPMENT

The Company depreciates its property and equipment using the straight-line method over the estimated useful lives of three years. Leased equipment is depreciated over the life of the lease.

Property and equipment balances as of March 31, 2000 and December 31, 1999 were as follows:

                                                       March 31,             December 31,
                                                         2000                    1999
                                                     ------------          ----------------
     Computer and telephone equipment                 $      -                 $ 20,426
     Software                                          188,927                  183,157
     Leasehold improvements                            278,402                        -
                                                      --------                 --------
                                                       467,329                  203,583
     Accumulated depreciation                          (20,920)                  (5,656)
                                                      --------                 --------
     Property and equipment, net                      $446,409                 $197,927
                                                      ========                 ========

COSTS OF DEVELOPING THE WEB SITE

The Company expenses all costs except for the cost of external off-the-shelf software.

ADVERTISING EXPENSE

Many Internet companies enter into advertising barter transactions with each other, in which they exchange rights to place advertisements on each other's web sites. There is diversity in practice in accounting for these transactions. The Company accounts for all related expenses as a cost of doing business with the value of the transaction being the actual cash liability for the service. The Company records the exchange rights also based on cash received as an offset to the related operating cost.

SHIPPING AND HANDLING COSTS

Shipping and handling costs are netted against the related customer charges and the net result is shown as a period operating cost.

INCOME TAXES

Since inception, the Company incurred losses of $1,959,167, which will be available to offset future income taxes for federal and state income taxes through 2019. The Company does not have any certainty of this future offset and accordingly has made no provision on its books. The Company has recorded a valuation allowance to reflect the uncertainty of the ultimate utilization of the deferred tax asset as follows:

         Deferred tax asset                          $ 786,300
         Less valuation allowance                     (786,300)
                                                     ---------
                  Net deferred tax asset             $       -
                                                     ==========

NET LOSS PER SHARE

In February 1997, the Financial Accounting Standards Board issued SFAS No. 128 (SFAS No. 128), EARNINGS PER Share, which established new standards for computing and presenting earnings per share. SFAS No. 128 replaced the calculation of primary and fully diluted earnings per share with basic and diluted earning per share. Unlike primary earnings per share, basic earnings per share excludes any dilutive effects of stock options, warrants and convertible securities. Diluted earnings per share is very similar to the previously reported fully diluted earnings per share.

All loss per share amounts have been presented to conform to the SFAS No. 128 presentation. Stock options and warrants have not been included in the computation of diluted loss per share as the computation would not be dilutive.


NOTE D - RELATED PARTY LOAN

In February 2000, the Company entered into a loan agreement with a stockholder to borrow $124,000. The loan bears interest at 9% and is due February 2001.



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

NOTE E - LEASE OBLIGATIONS AND SUBLEASE

The Company conducts its operations in facilities under operating lease agreements which extend through March 2003. It has a lease for office space in Seattle, WA with a term through March 2005. The Company also entered into three leases for computer equipment. The following is a schedule of the future minimum obligations under the operating leases that have initial or remaining noncancelable lease terms in excess of one year at March 31, 2000:

            2000      $889,474
            2001      $984,559
            2002      $943,973
            2003      $443,130
            2004      $278,862

            Total    $3,539,997

In March 2000, the Company entered into an arrangement in which it has sublet a portion of its office space. A deposit of $15,146 is being held by the company and 8 months rent of $121,164 was prepaid by the subtenant. The prepayment is reflected as Deferred Revenue on the balance sheet. The term of the sublease is 18 months.

NOTE F - STOCK OPTIONS

The Company applies the intrinsic-value based method in accounting for stock options for employees as prescribed by Accounting Principles Board No. 25, "Accounting for Stock Issued to Employees.". It also applies the fair value method for stock options and warrants issued to non-employees. Accordingly, compensation expense is recognized for employees only when options are granted with a discounted exercise price. The exercise price for all of the Company's stock options and warrants issued equaled or exceeded the market price of the underlying stock on the grant date. In addition, for options and warrants issued to non-employees, other consideration was paid or received by the recipient for each of the instances when options or warrants were granted. Accordingly, no compensation expense was recognized.

The following table is a summary of the Company's outstanding stock options and warrants:

                                                         Three Months Ended        Year Ended
                                                           March 31, 2000       December 31, 1999
                                                           --------------       -----------------
Granted & outstanding at beginning of the period              3,382,560                 0

Granted & outstanding at the end of the period               11,407,625             3,382,560

Range of exercise prices                                   $0.001 - $1.40        $0.001 - $1.40

Weighted average price                                         $0.01                 $1.00

Weighted average term (years)                                   3.01                  3.02

All of the options outstanding are fully vested as of March 31, 2000.


NOTE G - SUBSEQUENT EVENTS

On May 15, 2000, zebramart.com, inc., a Nevada corporation ("zebramart"), and Coacqsub, Inc. ("Coacqsub"), a Georgia corporation and a wholly owned subsidiary of zebramart, entered into an agreement and plan of merger with MyFavoriteShoe.com, Inc., a Delaware corporation ("MyFavoriteShoe"). Pursuant to the merger agreement, on May 24, 2000, Coacqsub merged with and into MyFavoriteShoe, and MyFavoriteShoe became a wholly-owned subsidiary of zebramart. The transaction was accounted for as a pooling of interest. As consideration for the merger, each outstanding common share of MyFavoriteShoe was converted into the right to receive 2.699367 shares of zebramart common stock. The total merger consideration equaled 63,636,364 shares of zebramart common stock. In addition, zebramart assumed the outstanding options to purchase MyFavoriteShoe common shares held by employees of MyFavoriteShoe at the indicated conversion rate, subject to the appropriate vesting schedule. The merger consideration and employee options were collectively valued at $21,000,000, which was to be paid in common stock valued at $.33 per share.

The Conversion Factor was calculated assuming that 187,702,342 shares of common stock were acquired by zebramart and that the number of shares issuable under zebramart existing stock option plans were reduced to 35,000,000. To the extent that this does not occur within 90 business days of the closing, a proportional amount of additional shares of zebramart stock (not to exceed 20% of outstanding common stock) will be issued as additional merger consideration.

The following is summarized pro forma operating data which gives effect to the merger as if it had occurred on January 1, 1999:

                                                         Three Months Ended        Year Ended
                                                           March 31, 2000       December 31, 1999
                                                           --------------       -----------------
Current Assets                                        $        984,925           $  3,546,239

Long Term Assets                                             2,220,124                638,941

Total Assets                                                 3,205,049              4,185,179

Current Liabilities                                          1,638,075                854,322

Other Liabilities                                               19,863                 23,196

Stockholders Equity                                          1,547,111              3,307,661

Total Liabilities and Stockholders Equity                    3,205,049              4,185,179

Revenue                                                         22,546                     -

Net Loss                                                     2,566,164              1,108,979

Basic & Diluted Loss Per Common Share                $            0.01           $       0.01

Total Shares Outstanding                                   410,290,318            410,290,318


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